UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On June 29, 2012 American International Group, Inc. (“AIG”) closed the sale of $750,000,000 of AIG’s 4.875% Notes due 2022 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K:

•	Underwriting Agreement, dated June 26, 2012, between AIG and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein;

•	Form of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated June 29, 2012, as to the validity of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 26, 2012, between AIG and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1	Form of the Notes.

5.1	Opinion of Sullivan & Cromwell LLP, dated June 29, 2012, as to the validity of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: June 29, 2012	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement, dated June 26, 2012, between AIG and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1	Form of the Notes.

5.1	Opinion of Sullivan & Cromwell LLP, dated June 29, 2012, as to the validity of the Notes.